DRACO EVOLUTION AI ETF
SCHEDULE OF INVESTMENTS
February 28, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 86.8%	Shares	Value
Direxion Daily S&P 500 Bull 3X	4,300	$734,741
iShares 20+ Year Treasury Bond ETF	27,710	2,561,235
iShares Gold Trust (a)	57,038	3,072,637
ProShares UltraPro QQQ	9,203	689,489
WisdomTree Bloomberg U.S. Dollar Bullish Fund (b)	140,579	3,887,009
TOTAL EXCHANGE TRADED FUNDS (Cost $10,759,960)		10,945,111

SHORT-TERM INVESTMENTS - 13.3%
Money Market Funds - 13.3%
First American Government Obligations Fund - Class X, 4.29% (c)	1,675,137	1,675,137
TOTAL SHORT-TERM INVESTMENTS (Cost $1,675,137)		1,675,137

TOTAL INVESTMENTS - 100.1% (Cost $12,435,097)		$12,620,248
Liabilities in Excess of Other Assets - (0.1%)		(7,435)
TOTAL NET ASSETS - 100.0%		$12,612,813

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.

DRACO EVOLUTION AI ETF

Summary of Fair Value Disclosures as of February 28, 2025 (Unaudited)

Draco Evolution AI ETF (the “Fund”) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Exchange Traded Funds	$10,945,111	$—	$—	$10,945,111
Money Market Funds	1,675,137	—	—	1,675,137
Total Investments	$12,620,248	$—	$—	$12,620,248

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended February 28, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

2